UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On February 21, 2013, the Registrant completed the sale of its “Goats” mineral claim in the Slocan Mining District of British Columbia, and the “Tommy K” mineral claim on Vancouver Island, British Columbia, Canada, to Yardley Mountain Gold Corp (“Yardley”). Aggregate consideration received by the Registrant was $60,000, consisting of $5,000 USD cash and $55,000 CDN in assessment credits that may be applied by the Registrant towards maintaining its claims in good standing in British Columbia. In addition, as part of this transaction the Registrant has released Yardley from all remaining obligations pertaining to an outstanding $30,000 Promissory Note dated August 10, 2011 between North Bay and Yardley.

On March 6, 2013, the Registrant completed the sale of its “Lardeau Creek”, “Silver Cup”, and “Gertrude” mineral claims located near Trout Lake in the Revelstoke Mining Division of British Columbia, Canada, to a private individual, for the cash sum of $35,000 USD plus $4,171.37 USD in expenses incurred by the Registrant in connection with this transaction.

On March 8, 2013, the Registrant completed the sale of its “BV” mineral claims located near Muncho Lake in the Liard Mining Division of British Columbia, Canada, to a private individual, for the cash sum of $15,000 CDN.

All of the above described transactions were conducted on an arms-length basis, with no family or other relationship with any of the parties with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with any of these transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: March 12, 2013